Property and Equipment, Net	6 Months Ended
Sep. 30, 2024
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 7 – PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consisted of the following:

	September 30, 2024	March 31, 2024
Property and buildings	$3,286,559	$3,122,152
Leasehold improvements	3,939,253	3,674,485
Land	2,374,575	2,249,401
Equipment and furniture	2,518,662	2,355,674
Automobiles	221,783	158,925
Software	639,695	606,559
Subtotal	12,980,527	12,167,196
Less: accumulated depreciation	(3,297,235)	(3,153,369)
Property and equipment, net	$9,683,292	$9,013,827

Depreciation expenses were $409,461 and $526,994 for the six months ended September 30, 2024 and 2023, respectively.

As of September 30, 2024 and March 31, 2024, the Company pledged a piece of land of 16,165 square feet with a carrying value of ¥340.1 million (approximately $2.4 million) as collateral to safeguard the Company’s bank borrowings from MUFG Bank (see Note 9).